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                          SECURITIES AND EXCHANGE COMMISSION


                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                                    Date of Report
                                   January 27, 1995


                              CRI LIQUIDATING REIT, INC.
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                  (Exact name of registrant as specified in charter)


                                       Maryland
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                    (State or other jurisdiction of incorporation)


                     1-10359                           52-1647537
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          (Commission File Number)        (IRS Employer Identification No.)


          11200 Rockville Pike, Rockville, Maryland               20852
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          (Address of principal executive offices)             (Zip Code)


                                    (301) 468-9200
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                 (Registrant's telephone number, including area code)





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          ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

               On January 20, 1995, CRI Liquidating REIT, Inc. received aggregate net proceeds of approximately $49.7 million from the sale to unaffiliated third parties of 21 government insured multifamily mortgages. The sale of these government insured multifamily mortgages resulted in an aggregate financial statement gain of approximately $1.6 million and an aggregate tax basis gain of approximately $9.5 million, as described in the attached press release.





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          Contact:  James T. Pastore
                    301-231-0323
                    Susan B. Railey
                    301-468-3120
                    Suzie C.Kostelnik
                    301-468-3130                      FOR IMMEDIATE RELEASE


                        CRI LIQUIDATING REIT SELLS MORTGAGES

               ROCKVILLE, MD January 25, 1995 -- (NYSE:CFR) -- CRI Liquidating REIT, Inc. recently sold 21 federally insured multifamily mortgage investments, generating net proceeds of approximately $49.7 million ($1.63 per share), including long-term capital gains on a tax basis of approximately $9.5 million (31 cents per share).

               The sale of these 21 mortgages represents all of the voluntary mortgage dispositions the company plans to undertake during 1995. CRI Liquidating REIT's business plan calls for disposing of approximately one-third of its mortgages each year until the portfolio is liquidated by the end of 1997. The recent 21-mortgage sale represents approximately 33 percent of the portfolio at December 1994.

               The company will distribute the disposition proceeds to shareholders as part of the first quarter dividend. As a REIT, the company distributes virtually all of its taxable income to shareholders each year. As a liquidating company, the REIT returns capital to shareholders upon disposal of mortgages.

               For tax purposes, the $1.63 per share of net proceeds breaks down as approximately $1.32 per share as return of capital and approximately 31 cents per share as long-term capital gains.

               CRI Liquidating REIT, Inc. is a real estate investment trust specializing in federally insured multifamily mortgages. Total assets at December 31, 1994 were approximately $159 million. Its adviser is an affiliate of CRI, Inc., a national real estate investment firm, which through affiliates, is the adviser for or general partner of two REITs and seven partnerships which trade on the New York or American Stock Exchanges.

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                                      SIGNATURE


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             CRI Liquidating REIT, Inc.
                                                   (Registrant)



                                             By:
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          Date                                    Cynthia O. Azzara
                                                  Vice President and Chief
                                                    Financial Officer